SECURITIES SUBSCRIPTION AGREEMENT

      THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D ("REGULATION D") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS.

      THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This Securities Subscription Agreement (the "AGREEMENT" or the "SUBSCRIPTION AGREEMENT") is executed by , (the "SUBSCRIBER") in connection with the subscription by the Subscriber for shares of common stock, $.001 par value of Environmental Solutions Worldwide, Inc. (the "COMMON STOCK" or the "SHARES"); three (3) year Warrants exercisable at $0.90 per share; three (3) year Warrants exercisable at $2.00 per share; and three (3) year Warrants exercisable at $3.00 per share (collectively the "WARRANTS") of Environmental Solutions Worldwide, Inc., a Florida corporation (the "COMPANY") for an aggregate face amount of $ (U.S.). The terms of the Warrants are set forth in the form of the Warrants attached hereto as EXHIBIT A. The solicitation of this Subscription and, if accepted by the Company, the offer and sale of Common Stock and Warrants, are being made in reliance upon the provisions of the Securities Act of 1933, as amended (the "ACT"). The Common Stock, Warrants and the Shares issuable upon exercise thereof are sometimes referred to herein as the "SECURITIES". The Subscriber wishes to subscribe for the principal amount of the Securities set forth above and in Section 19 in accordance with the terms and conditions of this Agreement. It is agreed as follows:

1. OFFER TO SUBSCRIBE; PURCHASE PRICE

      The Subscriber hereby offers to purchase and subscribe for the principal amount of Securities, and at the price, set out in Section 19 of this Agreement. The Closing shall be deemed to occur when this Agreement has been executed by both of the Subscriber and the Company (the "CLOSING") and payment shall have been made by the Subscriber, by wire transfer, as directed in writing by the Company on the day so directed, to an escrow agent in accordance with the Escrow Agreement (as hereinafter defined), against the Company's delivery of certificates for the Common Stock and Warrants subscribed for. If the Closing does not occur, the funds of the Subscriber shall be returned from escrow. The terms and conditions of the escrow are set forth in an Escrow Agreement, the form of which is attached hereto as EXHIBIT B hereto (the "Escrow Agreement"). The payment shall be made by delivering same day funds in United States Dollars as designated above.

2. SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION INDEPENDENT INVESTIGATION

      The Subscriber represents and warrants to, and covenants with, the Company, on its own behalf and on behalf of each person or entity for which the Subscriber is acting as a fiduciary, as follows:

      2.1 EXEMPT TRANSACTION. The Subscriber represents and warrants to the Company that (i) the Subscriber is an accredited investor as the term is defined in Rule 501(a) under the Act and (ii) the Subscriber is purchasing the Securities for its own account and not with a view of reselling the Securities in violation of the Act.

      2.2 INDEPENDENT INVESTIGATION. The Subscriber, in offering to subscribe for the Securities hereunder, has relied upon an independent investigation made by it and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company; PROVIDED, that such investigation shall not affect the Subscriber's ability to rely on the accuracy of the representations and warranties of the Company set forth herein. The Subscriber will keep confidential all non-public information regarding the Company that the Subscriber receives from the Company unless disclosure of such information is compelled by a court or other administrative body or, in the opinion of the Subscriber's counsel, is necessary to comply with applicable law. In making the investment decision to purchase the Common Stock and Warrants, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement (inclusive of the exhibits annexed hereto), public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Subscriber has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The Subscriber is a sophisticated investor, and an accredited investor as defined in Rule 501 of Regulation D. The Subscriber has obtained and reviewed the copies of the Company's Form 10-KSB Annual Report for the most recent year as reported, ended December 31, 2004, and Form 10-QSB for the most recent fiscal quarter ended and copies of all Form 8-K Reports from the beginning of the past fiscal year to the date hereof and is aware that the Company has continued to sustain losses, has recently changed auditors and may be a party to certain litigation concerning other matters as disclosed in detail in the Company's periodic reports and filings with the Securities and Exchange Commission (the "Commission" or the "SEC").

      2.3 ECONOMIC RISK. The Subscriber understands and acknowledges that an investment in the Common Stock and Warrants involves a high degree of risk, including a possible total loss of investment. The Subscriber represents that it is able to bear the economic risk of the investment. In making this statement, the Subscriber hereby represents and warrants that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; the Subscriber is able to afford to hold the Securities for an indefinite period and the Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Securities to be received by the Subscriber. Further, the Subscriber represents that it has no present need for liquidity in such Common Stock and Warrants.

      2.4 NO GOVERNMENT RECOMMENDATION OR APPROVAL. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

      2.5 NO REGISTRATION. The Subscriber understands that the Securities and the common stock issuable upon exercise of the Warrants have not been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of the Subscriber contained herein. The Shares issuable upon exercise of the Warrants and the Common Stock, however, carry certain registration rights as set forth in the Registration Rights Agreement executed by the parties hereto in the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT").

      2.6 NO PUBLIC SOLICITATION. Without conducting any independent investigation, the Subscriber knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities.

      2.7 INVESTMENT INTENT. The Subscriber is acquiring the Securities to be issued and sold hereunder (and the Shares issuable upon exercise) for the Subscriber's own account (or for beneficiaries' accounts over which the Subscriber has investment discretion). The Subscriber has made no predetermined arrangements to sell the Common Stock, Warrants, or Shares other than as provided in the Registration Rights Agreement, and the offering by the Company of the Securities to the Subscriber, as contemplated in this Subscription Agreement (the "OFFERING"), together with any subsequent resale by the Subscriber of the Common Stock, Warrants or the Shares underlying the Warrants, is not part of a plan or scheme to evade the registration provisions of the Act by the Subscriber. The Subscriber currently has no short position in the Shares.

      2.8 [INTENTIONALLY DELETED]

      2.9 INCORPORATION AND AUTHORITY. The Subscriber has the full power and authority to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of the Subscriber, including any necessary shareholder approval, has been executed by persons duly authorized by the Subscriber, and constitutes a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms.

      2.10 NO RELIANCE ON TAX ADVICE. The Subscriber has reviewed with his, her or its own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that the Subscriber (and not the Company) shall be responsible for the Subscriber own income tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

      2.11 INDEPENDENT LEGAL ADVICE. The Subscriber and the Company acknowledge that each has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and has consulted with its own legal counsel, and other advisors prior to execution of the within Agreement, and that the Company will pay the fees and expenses with respect to the Offering, including all filing fees.

      2.12 ACKNOWLEDGMENT. The Subscriber understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Federal and State Securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities.

3. RESALES

      The Subscriber acknowledges and agrees that the Securities may and will only be resold (a) pursuant to a Registration Statement under the Act; or (b) pursuant to an exemption from registration under the Act.

4. LEGENDS; SUBSEQUENT TRANSFER OF SECURITIES

      4.1 LEGENDS. The certificate(s) representing the Common Stock and Warrants shall bear a legend similar to the legend set forth below and any other legend, if such legend or legends are reasonably required to comply with state, federal or foreign law. Assuming that there are no changes in the material facts set forth in Section 2 of this Agreement or applicable law from the date hereof until the date of exercise, and subject to the Company's transfer agent's receipt of a legal opinion from legal counsel, all certificates representing the Common Stock or Shares into which the Warrants are exercisable shall bear a legend.

            "THE (COMMON STOCK OR WARRANTS) OF ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. (THE "ISSUER") REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO REGULATION D, PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN REGISTERED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE OFFERED OR SOLD EXCEPT WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES OR AN APPLICABLE EXEMPTION UNDER THE SECURITIES ACT."

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY

      The Company represents and warrants to, and covenants with, the Subscriber as follows:

      5.1 ORGANIZATION, GOOD STANDING, AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), earnings, properties, prospects or results of operations of the Company taken as a whole (a "MATERIAL ADVERSE EFFECT"). The Company is not the subject of any pending or, to its knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Commission which have not been disclosed in the reports referred to in Section
5.5 below.

      5.2 CORPORATE CONDITION. None of the Company's filings made with the Commission (such filings, the "SEC REPORTS"), including, but not limited to, those reports referenced in Section 5.5 below, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's business, properties, results of operations, condition (financial or otherwise) or prospects since the date of those reports which have not been disclosed to the Subscriber in writing; PROVIDED, that the Subscriber is aware that the Company has continued to sustain losses since the date of the most recent Report on Form 10-QSB and the Company's prior auditors Goldstein and Morris Certified Public Accountants resigned and subsequently discontinued its public practice of accounting, the Company from time to time may be a party to various litigation proceedings among other matters as set forth in detail in the Company's periodic filings with the Commission. Further, all material non-public information (other than the specific information respecting the sale of the Securities themselves) respecting the Company, its business and its financial condition, as the same would be required to be disclosed in an SEC Report or registration statement (or corresponding prospectus) if the Securities were otherwise being registered for sale by the Company, has been so publicly reported or disclosed prior to the sale of the Securities as contemplated herein.

      5.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of the Transaction Documents (as hereinafter defined), and the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares issuable upon exercise of Warrants have been taken, and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms. "TRANSACTION DOCUMENTS" means, collectively, this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Warrants and each of the other documents entered into or delivered by the parties hereto in connection with the transactions contemplated by this Agreement.

      5.4 VALID ISSUANCE OF WARRANT AND COMMON STOCK. When executed and delivered in accordance with the terms hereof for the consideration expressed herein, the Common Stock and Warrants will have been issued in compliance with all applicable U.S. federal and state securities laws. Upon issue, the Subscriber will acquire good and marketable title to the Common Stock, free and clear of all liens, claims, encumbrances and pre-emptive rights. Upon issue, the Subscriber will acquire good and marketable title to the Warrants, free and clear of all liens, claims, encumbrances and pre-emptive rights. The Shares issuable upon exercise of Warrants, as applicable, when issued in accordance with the respective terms thereof, shall be duly and validly issued and outstanding, fully paid and non-assessable, free and clear of any, liens claims, encumberances and pre-emptive rights, and will have been issued in compliance with all applicable U.S. federal and state securities laws. Subject in part to the truth and accuracy of the Subscriber's representations set forth in the Subscription Agreement, the offer, sale and issuance of the Securities contemplated by this Agreement are exempt from the registration of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

      5.5 CURRENT PUBLIC INFORMATION. The Company represents and warrants to the Subscriber that the Company is a "reporting issuer" and it has a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). All such reports (including, without limitation, the SEC Reports) complied in all material respects with all applicable requirements of Federal securities laws and the rules and regulations promulgated thereunder. The Subscriber has obtained copies of the Company's Form 10-KSB Annual Report for the most recent completed and reported fiscal year ended December 31, 2004 and Form 10-QSB for the most recent fiscal quarter ended, copies of all Form 8-K Reports from the beginning of the Company's past fiscal year to the date of execution of the within Agreement as well as all press releases.

      5.6 NO DIRECTED SELLING EFFORTS IN REGARD TO THIS TRANSACTION. The Company has not, and, to the best of the Company's knowledge, neither the Subscriber nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined under the Act. Such activity includes, without limitation, the making of printed material to investors, the holding of promotional seminars, the placement of advertisements with radio or television stations which discuss the offering of the Securities. The Company represents and warrants that the Offering is not part of a plan or scheme to evade the registration provisions of the Act.

      5.7 NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

      5.8 ISSUANCE OF SECURITIES. The Company will issue one or more certificates representing the Common Stock and Warrants in the name of the Subscriber in such denominations to be specified by the Subscriber prior to closing. Upon exercise of Warrants in accordance with their terms, the Company will issue one or more certificates representing Shares in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to exercise. The Shares to be issued upon exercise of the Warrants shall bear restrictive legends unless subject to an effective registration or exemption under the Act. Nothing in this section shall affect in any way the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

      5.9 NO ACTION. The Company has not taken and will not take any action that will affect in any way the Subscriber's ability to resell the Securities in accordance with applicable securities laws.

      5.10 COMPLIANCE WITH LAWS. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Securities, including, but not limited to, the filing of all reports required to be filed in connection therewith with the Commission or any other regulatory authority. Further, assuming the accuracy of the representations of the Subscriber, the offer and sale by the Company of the Securities (including, without limitation, the Shares issuable upon exercise of the Warrants) is exempt from registration under the Securities Act.

      5.11 LITIGATION. There are no known actions, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      5.12 DISCLOSURES. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber or set forth in the Company's periodic reports and filings with the SEC that (a) could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (b) could reasonably be expected, individually or in the aggregate, to materially and adversely affect the ability of the Company to perform its obligations pursuant the Transaction Documents and the issuance of the Common Stock and Warrants hereunder.

      5.13 CAPITALIZATION. The Company, as of the date of the Closing, will have outstanding the number of shares of Common Stock, convertible debentures and Warrants as set forth on EXHIBIT D. All of the issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and are validly issued, fully paid and non-assessable. No personal liability attaches to the registered holders of the Common Stock by reason of their being registered holders thereof.

      5.14. MATERIAL CHANGES. Except as disclosed in the SEC Reports, since December 31, 2004: (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings or prospects of the Company and its subsidiaries; (ii) each of the Company and its subsidiaries have not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) except as described in the SEC Reports, the Company and its subsidiaries have not paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor any of its subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations;
(iv) there has not been any change in the capital stock of the Company or any of its subsidiaries other than the sale of the Securities hereunder, shares or options issued pursuant to stock option plans or purchase plans approved by the Company's Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors, or indebtedness material to the Company or any of its subsidiaries (other than in the ordinary course of business); and (v) there has not been any other event or change that would have, individually or in the aggregate, a Material Adverse Effect.

      5.15 FINANCIAL STATEMENTS. The consolidated financial statements of the Company and the related notes contained in the SEC Reports present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles. The Company has to the extent required fully complied with the Sarbanes-Oxley Act of 2002.

      5.16 STABILIZATION. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, the Warrants, and the Shares issuable upon exercise of the Warrants.

      5.17 BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or similar payments by the Subscriber relating to this Subscription Agreement or the transactions contemplated hereby.

      5.18 CONSENTS. Except as to waivers from certain holders of convertible debentures and warrants as issued by the Company in September 2004, and as to filings which may be required under applicable state securities regulations, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by the Company in connection with the transactions contemplated hereby. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by the Company of the transactions contemplated by the Transaction Documents.


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

      5.19 INTELLECTUAL PROPERTY. To the best of the Company's knowledge, the Company owns, or has the right to use, all patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights necessary to its business as now conducted without conflicting with or infringing upon the right or claimed right of any person under or with respect to any of the foregoing. Except for hardware and software licenses entered into in the ordinary course of business, the Company is not bound by or a party to any options, licenses or agreements of any kind with respect to patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity. The Company has not received any communications alleging that the Company has violated the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware of any violation by a third party of any of the Company's patents, trade marks, service marks, trade names, copyrights, trade secrets or other proprietary rights.

      5.20 FOREIGN CORRUPT PRACTICES ACT. Neither the Company nor any director, officer, agent, or other person acting on behalf of the Company has, in the course of his or its actions for or on behalf of the Company violated any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or the regulations thereunder.

      5.21 OTHER SUBSCRIPTION AGREEMENTS. The Company may simultaneously, with the execution of this Subscription Agreement, enter into one or more subscription agreements with other purchasers of Securities (the "OTHER PURCHASERS") with substantially the same terms and conditions as this Subscription Agreement; and no Other Purchaser is subscribing for any securities of the Company on the Closing with terms and conditions different from the terms and conditions of this Subscription Agreement.

6. ADDITIONAL COVENANTS OF COMPANY

      6.1 CORPORATE EXISTENCE AND TAXES. For as long as any Warrants remain outstanding, the Company shall, maintain its corporate existence in good standing, and shall pay all its taxes when due except for taxes which the Company disputes in good faith and for which adequate reserves are established on the Company's books and records.

      6.2 RESERVED SHARES AND LISTINGS; EXCHANGE ACT. For so long as any Warrants remain outstanding:

            (a) the Company will reserve from its authorized but unissued shares of Common Stock, a sufficient number of Shares to permit the full exercise of Warrants; and

            (b) the Company will maintain the listing of its Shares on the Over the Counter Bulletin Board or other exchange; and

            (c) the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

      6.3 USE OF PROCEEDS. The Company shall use all of the net proceeds from the sale of all Securities for due diligence and investigating compliance issues and the like for the potential listing of the Company's Common Stock on new exchanges and for general corporate purposes.

      6.4 Intentionally Omitted.

      6.5 FURTHER FINANCINGS. If within six months from the date of Closing, the Company enters into or closes another financing or other transaction (which for securities law purposes would be integrable with the offer and sale of the Securities) on terms and conditions more favorable to another purchaser than this Subscription Agreement, the Warrants and the Registration Rights Agreement (in each case, such determination to be made by the Subscriber), then the terms and conditions of this Offering as same relate to the Common Stock and Warrants exercisable at $0.90 per share shall be adjusted to reflect the more favorable terms to such purchaser (including, at the Subscriber's option, the issuance of additional Securities or other securities of the Company). The foregoing shall apply to successive financings or successive other transactions within six months of the date of the Closing.

      6.6 PUBLICITY. Except as may be required by applicable law or regulation, the Company shall not use, directly or indirectly, the Subscriber's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Subscriber for the specific use contemplated or as otherwise required by applicable law or regulation.

7. CONDITIONS TO CLOSING; DELIVERIES AT CLOSING

      7.1 CONDITIONS TO SUBSCRIBER'S OBLIGATIONS TO CLOSE. The obligations of the Subscriber to purchase the Warrants offered hereunder are conditioned on the fulfillment or waiver of the following:

            (a) the execution and delivery of the Transaction Documents and such other documents, opinions, certificates and instruments that the Subscriber may reasonably request;

            (b) all the representations and warranties of the Company in this Agreement as of the date hereof shall be true and correct at the Closing as if made on such date, and the Company shall have performed all actions required hereunder;

            (c) the Company shall have performed in all material respects all agreements which the Transaction Documents provide shall be performed on or before the date of the Closing;

            (d) no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated by the Transaction Documents which would, individually or in the aggregate, constitute a Material Adverse Effect;

            (e) no order, judgment or decree of any court, arbitrator or governmental authority shall enjoin or restrain the Subscriber from purchasing the Securities or consummating the transactions contemplated by the Transaction Documents and there shall not be existing, or, to the knowledge of the Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Company or any of its subsidiaries which would reasonably be expected to result in such an order, judgment or decree; and

            (f) the Company shall not have defaulted on any long-term debt.

      7.2 CONDITIONS TO THE COMPANY'S OBLIGATIONS TO CLOSE. The obligations of the Company to issue the Common Stock and the Warrants offered hereunder are conditioned on the fulfillment or waiver of the following:

            (a) the execution and delivery of this Agreement, the Registration Rights Agreement and the Escrow Agreement by the Subscriber;

            (b) all representations and warranties of the Subscriber made in this Agreement as of the date hereof shall be true and correct at the Closing as if made on such date, and the Subscriber shall have performed all actions required hereunder; and

            (c) the execution of all Officer Certificates and special representations reasonably required by the Subscriber.

8. GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements made in and wholly to be performed in that jurisdiction without regard to the choice of law rules of such state, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a Federal or state court sitting in the County of New York, State of New York, and the parties consent to jurisdiction in the State of New York.

9. ENTIRE AGREEMENT; AMENDMENT

      This Agreement, the Transaction Documents and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be able or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

10. NOTICES, ETC.

      Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier, addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

11. INDEMNIFICATION

      11. 1 COMPANY INDEMNIFICATION. In consideration of the Subscriber's execution and delivery of the Transaction Documents to which it is a party and acquiring the Securities hereunder and thereunder and in addition to all of the Company's other obligations under the Transaction Documents to which it is a party, the Company shall defend, protect, indemnify and hold harmless the Subscriber and each other holder of the Securities and all of their shareholders, trustees, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "SUBSCRIBER INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages (other than consequential damages), and expenses in connection therewith (irrespective of whether any such Subscriber Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "SUBSCRIBER INDEMNIFIED LIABILITIES"), incurred by any Subscriber Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, or (c) any cause of action, suit or claim brought or made against such Subscriber Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) other than those arising from or resulting from a misrepresentation or breach of any representation or warranty made by such Subscriber Indemnitee contained in the Transaction Documents to which it is a party, the execution, delivery, performance or enforcement of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or
(iii) the status of the Subscriber or holder of the Securities as an investor in the Company.

      11.2 SUBSCRIBER INDEMNIFICATION. In consideration of the Company's execution and delivery of the Transaction Documents and issuance of the Securities hereunder and thereunder and in addition to all of each Subscriber's other obligations under the Transaction Documents, the Subscriber shall, severally and not jointly, defend, protect, indemnify and hold harmless the Company and all of the Company's officers, directors, agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "COMPANY INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages (other than consequential damages), and expenses in connection therewith (irrespective of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "COMPANY INDEMNIFIED LIABILITIES"), incurred by any Company Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Subscriber in the Transaction Documents to which it is a party, (b) any breach of any covenant, agreement or obligation of the Subscriber contained in the Transaction Documents to which it is a party or (c) any cause of action, suit or claim brought or made against such Company Indemnitee by a third party and arising out of or resulting from, other than those arising from or resulting from a misrepresentation or breach of any representation or warranty made by such Company Indemnitee contained in the Transaction Documents or a breach of any covenant, agreement or obligation by such Company Indemnitee contained in the Transaction Documents or from the gross negligence, willful misconduct or bad faith of such Company Indemnitee, the execution, delivery, performance or enforcement of the Transaction Documents.

      11.3 CONTRIBUTION; MECHANICS AND PROCEDURES. To the extent that the foregoing undertaking by the Company and the Subscriber may be unenforceable for any reason, the Company or the Subscriber, as the case may be, shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 11 shall be the same as those set forth in
Section 4(c) of the Registration Rights Agreement.

12. NO STRICT CONSTRUCTION

      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

13. NO THIRD PARTY BENEFICIARIES

      This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

14. SURVIVAL

      All covenants, agreements, representations and warranties made by the Company and the Subscriber herein the Transaction Documents shall survive the execution of this Subscription Agreement, the delivery to the Subscriber of the Common Stock and the Warrants being purchased and the payment therefor.

15. SUCCESSORS AND ASSIGNS

      This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Stock or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber, including by merger or consolidation, except in accordance with the applicable provisions of the Warrants with respect to which the Company is in compliance with such respective provisions of the Warrants. The Subscriber may assign, without the consent of the Company, some or all of its rights hereunder to any person to whom the Subscriber assigns or transfers Securities, or the right to acquire Securities, in accordance herewith; PROVIDED, that such transferee agrees in writing to be bound with respect to the transferred Securities to the provisions hereof that apply to the transferring Subscriber, in which event such assignee shall be deemed to be a Subscriber hereunder with respect to such assigned rights.

16. COUNTERPARTS

      This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; PROVIDED, that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

17. HEADINGS

      The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

18. SEVERABILITY

      If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

19. AMOUNT

      The undersigned Subscriber hereby subscribes for Units in the principal
amount of $         representing         shares of Common Stock and three (3)
year Warrants exercisable at $0.90 per share;         three (3) year Warrants
exercisable at $2.00 per share; and         three (3) year Warrants exercisable
at $3.00 per share.

      The undersigned Subscriber acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

This Subscription is accepted by the Company on the ____ day of [ ], 2005.

                                         Environmental Solutions Worldwide, Inc.


                                         By:
                                            ------------------------------------
                                         Print Name:
                                                    ----------------------------
                                         Title:
                                               ---------------------------------


                                         Subscriber:


                                         ---------------------------------------
                                         Name:
                                         Title:

                               Address for Notice: